UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Date of Report (Date of earliest event reported):    August 29, 2005

GREATER COMMUNITY BANCORP (Exact name of registrant as specified in its charter)

NEW JERSEY (State or other jurisdiction of incorporation)	01-14294 (Commission File No.)	22-2545165 (IRS Employer Identification no.)

55 UNION BOULEVARD, TOTOWA, NJ (Address of principal executive offices)	07512 (Zip Code)

Registrant's telephone number, including area code:    973-942-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On August 29, 2005, Leo J. Faresich, Senior Vice President and Chief Credit Officer of Greater Community Bancorp has tendered his resignation effective September 9, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2005	GREATER COMMUNITY BANCORP (Registrant) /s/ Naqi A. Naqvi (Signature) Naqi A. Naqvi Senior Vice President, Treasurer and Cheif Financial Officer